UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

GENEREX BIOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
Item 3.02   Unregistered Sales of Equity Securities.

     As reported on the Current Report on Form 8-K filed by Generex Biotechnology Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 1, 2005, the Company entered into a Promissory Note and Agreement with Cranshire Capital, L.P. (“Cranshire”) on March 28, 2005, pursuant to which Cranshire loaned the Company the principal amount of $500,000 (the “March 28 Note”). As reported on the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2005, the Company entered into a Promissory Note and Agreement with Omicron Master Trust (“Omicron”) on April 6, 2005, pursuant to which Omicron loaned the Company the principal amount of $100,000 (the “April 6 Note”). On June 7, 2005, Cranshire and Omicron agreed to extend the interest payment date and maturity date of the March 28 Note and the April 6 Note, respectively, from May 15, 2005 to July 22, 2005. Cranshire and Omicron, together with Iroquois Capital, L.P. and Smithfield Fiduciary, LLC, are the holders of the Company’s 6% Secured Convertible Debentures issued pursuant to a Securities Purchase Agreement, which closed on November 15, 2004 (the “Securities Purchase Agreement”). The Securities Purchase Agreement is discussed in and filed as an exhibit to the Company’s Current Report on Form 8-K, filed November 12, 2004.

     In consideration for Cranshire’s and Omicron’s agreement to the foregoing, the Company contemporaneously issued Cranshire a warrant to purchase an aggregate of 1,219,512 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and Omicron a warrant to purchase an aggregate of 243,902 shares of Common Stock, both of which will expire on June 7, 2010 (collectively, the “Amendment Warrants”). At each holder’s option, each Amendment Warrant will be exercisable into shares of Common Stock at the exercise price of $0.82 per share. Each of Cranshire and Omicron has agreed that it will not exercise its Amendment Warrant if such exercise would cause it, together with its affiliates, to beneficially own more than 9.99% of the shares of Common Stock then outstanding. The Company has agreed to register the shares of Common Stock issuable upon exercise of the Amendment Warrants for resale in the next registration statement that the Company files with the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

     The offer and sale of the Amendment Warrants, including shares of Common Stock into which the Amendment Warrants are exercisable (collectively, the “Securities”), by the Company to Cranshire and Omicron was exempt from registration under the Securities Act in reliance upon Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. Each of Cranshire and Omicron has previously represented and warranted to the Company that it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Any certificates issued representing the Amendment Warrants and shares of Common Stock issued upon exercise of the Amendment Warrants will be legended to indicate that they are restricted. No sale of the Securities involved the use of underwriters, and no commissions were paid in connection with the issuance or sale of the Securities.

     THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE MARCH 28 NOTE, AS AMENDED, AND THE AMENDMENT WARRANTS IS QUALIFIED IN ITS ENTIRETY BY THE AMENDMENT TO THE MARCH 28 NOTE AND THE AMENDMENT WARRANTS, WHICH ARE INCORPORATED BY REFERENCE HEREIN. THE COMPANY IS FILING THE AMENDMENT TO THE MARCH 28 NOTE AND THE AMENDMENT WARRANTS AS EXHIBITS 4.1, 4.2 AND 4.3, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01.   Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

4.1	June 7, 2005 Amendment to Promissory Note and Agreement, dated March 28, 2005 by and between Generex Biotechnology Corporation and Cranshire Capital, L.P.

4.2	Warrant issued by Generex Biotechnology Corporation to Cranshire Capital, L.P. on June 7, 2005 in connection with Exhibit 4.1 hereto

4.3	Warrant issued by Generex Biotechnology Corporation to Omicron Master Trust on June 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: June 10, 2005	By:	/s/ Rose C. Perri

Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

4.1	June 7, 2005 Amendment to Promissory Note and Agreement, dated March 28, 2005 by and between Generex Biotechnology Corporation and Cranshire Capital, L.P.

4.2	Warrant issued by Generex Biotechnology Corporation to Cranshire Capital, L.P. on June 7, 2005 in connection with Exhibit 4.1 hereto

4.3	Warrant issued by Generex Biotechnology Corporation to Omicron Master Trust on June 7, 2005